                                                                     Exhibit 4.1

                                AMENDMENT NO. 2
                                      TO
                                 SOHU.COM INC.
             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


     THIS AMENDMENT NO. 2 TO SOHU.COM INC. THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Amendment") is entered into as of November __, 2000, by and among Sohu.com Inc., a Delaware corporation (the "Company"), and the several parties listed on the signature page hereof, amending the Sohu.com Inc. Third Amended and Restated Investor Rights Agreement made and entered into as of February 1, 2000 (as amended by Amendment No. 1, dated February 2, 2000, to Third Amended and Restated Investor Rights Agreement, the "Investor Rights Agreement"), by and among the Company and the Investors (as defined therein).

     WHEREAS, the Company and the several parties listed on the signature page hereof desire to provide the former stockholders listed on Exhibit B to the Investor Rights Agreement as amended by this Amendment (the "Former ChinaRen Stockholders") of ChinaRen, Inc. ("ChinaRen"), with certain registration rights with regard to the shares of Common Stock of the Company they received in connection with the Company's acquisition of ChinaRen; and

     WHEREAS, the Company and the several parties listed on the signature page hereof desire to amend the Investor Rights Agreement to provide for such; and

     NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

     1.   Addition of Former ChinaRen Stockholders. Each of the Former ChinaRen
          ----------------------------------------
Stockholders, by the execution and delivery of this Amendment, shall hereby become, with respect to Section 2 of the Investor Rights Agreement only, a signatory of and party to the Investor Rights Agreement, as amended hereby, effective as of the date of such execution and delivery. Except as expressly provided herein, the Former ChinaRen Stockholders shall not hold or enjoy any of the other rights and privileges of the Investors under the Investors Rights Agreement.

     2.   Amendment to Section 2.1(b). There is added to the end of the first
          ---------------------------
sentence of Section 2.1(b) of the Investor Rights Agreement, as a continuation of the sentence, the following clause:

     ", (4) any shares of Common Stock of the Company held by any of the individuals or entities listed on Exhibit B hereto received by such individuals or entities as a result of the merger of Alpha Sub Inc. with and into ChinaRen, Inc. pursuant to the Agreement and

Plan of Merger among Sohu.com Inc., Alpha Sub Inc. and ChinaRen, Inc. dated as of September 13, 2000 (the "ChinaRen Merger Agreement"), and (5) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Common Stock described in clause (4) of this subsection (b)."

     3.   Addition of Exhibit B. Exhibit B attached hereto is hereby added as
          ---------------------  ---------
Exhibit B to the Investor Rights Agreement.
---------

     4.   Lock-ups and Escrow. The registration rights of the Former ChinaRen
          -------------------
Stockholders granted pursuant to this Amendment are subject to suspension in each instance during the applicable period of lock-up or escrow pursuant to lock-up agreements and escrow arrangements executed and entered into in connection with the ChinaRen Merger Agreement.

     5. The Investor Rights Agreement, as amended hereby, shall remain in full force and effect.

     6. This Amendment shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, excluding that body of law relating to conflict of laws and choice of law.

     7. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, this Amendment is entered into as of the date and year first above written.

                                                SOHU.COM, INC.

                                                By:
                                                   --------------------------
                                                Name:
                                                Title:


                                                MAXTECH ENTERPRISES LIMITED

                                                By:
                                                   --------------------------
                                                Name:
                                                Title:


                                                INTEL CORPORATION

                                                By:
                                                   --------------------------
                                                Name:
                                                Title:


                                                DOW JONES & COMPANY, INC.

                                                By:
                                                   --------------------------
                                                Name:
                                                Title:


                                                PTV-CHINA, INC.

                                                By:
                                                   --------------------------
                                                Name:
                                                Title:


                                                HIKARI TSUSHIN, INC.

                                                By:
                                                   --------------------------
                                                Name:
                                                Title:

                                AMENDMENT NO. 2
                                      TO
                                 SOHU.COM INC.
             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                          (signature page continued)


                                                 FORMER CHINAREN STOCKHOLDERS:


                                                 -----------------------------
                                                 Joseph Chen (only with
                                                 respect to shares of Common
                                                 Stock issued in exchange
                                                 for shares of Series A
                                                 Preferred Stock of
                                                 ChinaRen)



                                                 -----------------------------
                                                 Yunfan Zhou (only with
                                                 respect to shares of Common
                                                 Stock issued in exchange
                                                 for shares of Series A
                                                 Preferred Stock of
                                                 ChinaRen)



                                                 -----------------------------
                                                 Nick Yang (only with
                                                 respect to shares of Common
                                                 Stock issued in exchange
                                                 for shares of Series A
                                                 Preferred Stock of
                                                 ChinaRen)



                                                 -----------------------------
                                                 Lee Styslinger III

                                AMENDMENT NO. 2
                                      TO
                                 SOHU.COM INC.
             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                          (signature page continued)


                                               LAW & PARTNERS, ATTORNEYS AT
                                               LAW (F/K/A LAW & ARTHUR)

                                               By:
                                                  --------------------------
                                               Name:
                                               Title:


                                               -----------------------------
                                               George Lu



                                               -----------------------------
                                               Larry Rosenbaum



                                               -----------------------------
                                               Zhujun Wang



                                               -----------------------------
                                               Li Zhou



                                               -----------------------------
                                               Sherry Chen Lin



                                               -----------------------------
                                               Jian Liu

                                AMENDMENT NO. 2
                                      TO
                                 SOHU.COM INC.
             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                          (signature page continued)


                                                 -----------------------------
                                                 Jeffrey Kenneth Lopez



                                                 -----------------------------
                                                 Damon Chua



                                                 -----------------------------
                                                 Herald Yun Chen



                                                 -----------------------------
                                                 Xiaoxin Chen



                                                 -----------------------------
                                                 Yang Dong Shao



                                                 -----------------------------
                                                 Vincent Kartili



                                                 -----------------------------
                                                 William Pan



                                                 -----------------------------
                                                 Zhiyi Yu

                                AMENDMENT NO. 2
                                      TO
                                 SOHU.COM INC.
             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                          (signature page continued)


                                                 THE GOLDMAN SACHS GROUP, INC.

                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:


                                                 THE STONE STREET FUND 2000,
                                                 L.P.

                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:



                                                 THE BRIDGE STREET SPECIAL
                                                 OPPORTUNITIES FUND 2000, L.P.

                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:



                                                 -----------------------------
                                                 Scott Wilson, Jr.



                                                 -----------------------------
                                                 Jon Michael Bryant



                                                 -----------------------------
                                                 Guochun Zhao

                                AMENDMENT NO. 2
                                      TO
                                 SOHU.COM INC.
             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                          (signature page continued)


                                              -----------------------------
                                              Bo Chen



                                              -----------------------------
                                              Larry Sun



                                              -----------------------------
                                              Xueping Zhou



                                              -----------------------------
                                              Robert Chang



                                              -----------------------------
                                              Julian Ha



                                               BENCOR LIMITED

                                               By:
                                                  --------------------------
                                               Name:
                                               Title:


                                               -----------------------------
                                               Doris Weinhausen-Nash

                                AMENDMENT NO. 2
                                      TO
                                 SOHU.COM INC.
             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                          (signature page continued)


                                                 -----------------------------
                                                 John Chiung Ting Tsai



                                                 AURORA INVESTMENT II, L.L.C.

                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:


                                                 -----------------------------
                                                 Mao-yen Yen



                                                 JOHO PARTNERS, L.P.

                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:



                                                 JOHO FUND, LTD.

                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:



                                                 SURFMAX ESTAR FUND A LLC

                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:

                                   Exhibit B
                                   ---------

                         Former ChinaRen Stockholders

Joseph Chen (only with respect to shares of Common Stock issued in exchange for shares of Series A Preferred Stock of ChinaRen)
Yunfan Zhou (only with respect to shares of Common Stock issued in exchange for shares of Series A Preferred Stock of ChinaRen)
Nick Yang (only with respect to shares of Common Stock issued in exchange for shares of Series A Preferred Stock of ChinaRen)
Lee Styslinger III
Law & Partners, Attorneys at Law (f/k/a Law & Arthur)
George Lu
Larry Rosenbaum
Zhujun Wang
Li Zhou
Sherry Chen Lin
Jian Liu
Jeffrey Kenneth Lopez
Damon Chua
Herald Yun Chen
Xiaoxin Chen
Yang Dong Shao
Vincent Kartili
William Pan
Zhiyi Yu
The Goldman Sachs Group, Inc.
The Stone Street Fund 2000, L.P.
The Bridge Street Special Opportunities Fund 2000, L.P.
Scott Wilson, Jr.
Jon Michael Bryant
Guochun Zhao
Bo Chen
Larry Sun
Xueping Zhou
Robert Chang
Julian Ha
Bencor Limited
Doris Weinhausen-Nash
John Chiung Ting Tsai
Aurora Investment II, L.L.C.
Mao-yen Yen
Joho Partners, L.P.
Joho Fund, Ltd.
Surfmax Estar Fund A LLC